SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): April 29, 2003
                                                  (April 29, 2003)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

Massachusetts                      0-21021                  04-3308902
(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)

222 Merrimack Street                                        01852
Lowell, Massachusetts                                      (Zip Code)
(address of principal office)

                                 (978) 459-9000
              (Registrant's telephone number, including area code)





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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(a)  Not applicable

(b)  Not applicable

(c)  The following exhibit is included with this report:

     Exhibit 99 Quarterly report to  stockholders  for the three months ended on
                March 31, 2003



Items 9 and 12. Regulation FD Disclosure
                Results of Operations and Financial Condition

     The registrant has provided information concerning its results of operations and financial condition for the three months ended on March 31, 2003. This information is contained in the first two paragraphs of the registrant's quarterly report to stockholders for the three months ended on March 31, 2003, together with the registrant's consolidated balance sheet and statement of income at and for the three months ended on March 31, 2003 included in such report. A copy of this quarterly report to stockholders, which was mailed to stockholders on or about April 29, 2003, is included as Exhibit 99 to this report.









                     [Remainder of Page Intentionally Blank]



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENTERPRISE BANCORP, INC.



Date:  April 29, 2003              By:   /s/  John P. Clancy, Jr.
                                       -----------------------------------------
                                              John P. Clancy, Jr.
                                              President and Treasurer
                                              (Principal Financial Officer)